Securities and Exchange Commission
                           Washington, D.C. 20549
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                                  FORM 8-A

                     Securities and Exchange Commission
                           Washington, D.C. 20549

             For registration of certain classes of securities
                  pursuant to section 12(b) or (g) of the
                      Securities Exchange Act of 1934

                       DANIELSON HOLDING CORPORATION
           (Exact name of registrant as specified in its charter)


       DELAWARE                                            95-6021257
(State of incorporation                                (I.R.S. Employer
 or organization)                                    Identification No.)

  767 THIRD AVENUE, NEW YORK, NEW YORK                     10017-2023
(Address of principal executive offices)                   (Zip Code)

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    If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]


    If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[ ]


Securities Act registration statement file number to which this form relates: 333-39144

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                          Name of Each Exchange on Which
    to be so Registered                         Each Class is to be Registered
   -------------------                         ------------------------------
Common Stock, $.10 Par Value                       American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                    NONE


Item 1. Description of Registrant's Securities to be Registered.

         A description of the Common Stock, par value $0.10 per share, (the "Securities") of Danielson Holding Corporation (the "Registrant") is contained in the prospectus, dated May 2, 2001, which forms a part of the Registrant's Registration Statement on Form S-3 (File No. 333-39144) (the "S-3 Registration Statement"), as amended, as originally filed on June 13, 2000 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (such prospectus being the "Prospectus"). The description of the Securities contained on pages 6 through 7 of the Prospectus, under the caption "Description of Common Stock," is hereby incorporated by reference into this Form 8-A.

Item 2. Exhibits.

         1. Registrant's S-3 Registration Statement (incorporated by reference).




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                                 SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 17, 2002                   DANIELSON HOLDING CORPORATION


                                      By /s/ David M. Barse
                                         ----------------------------------
                                        David M. Barse
                                        President and Chief Operating Officer



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                               Exhibit Index

Exhibit     Description
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1.          Registrant's S-3 Registration Statement (incorporated by reference).